Exhibit 4.10

[LOGO] The Great Atlantic & Pacific Tea Company, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

Number	Shares	[IMAGE]

This is to certify that

is the owner of

FULL PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $1 EACH, OF THE COMMON STOCK OF
The Great Atlantic & Pacific Tea Company, Inc. (hereinafter called the “Corporation”), transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

Common Stock

See reverse for certain definitions

CUSIP 390064 10 3

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)  TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

[SEAL]

/s/ Brenda Galgano SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER	/s/ Christian Haub EXECUTIVE CHAIRMAN

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED.  SUCH REQUEST MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO A TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN —as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT–– ............ Custodian.................. (Cust.) (Minor) Under Uniform Gifts to Minors Act........................... (State)
Additional abbreviations may also be used though not in the above list.

For value received _________________________, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

  shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ON ENLARGMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR BY A NEW YORK STOCK EXCHANGE MEMBER OR FIRM, WHOSE SIGNATURE IS KNOWN TO THE TRANSFER AGENT.

SIGNATURE

GUARANTEED BY: